UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________

Date of Report (Date of earliest event reported):  July 21, 2003

BEDFORD PROPERTY INVESTORS, INC.

 (Exact Name of Registrant as Specified in Charter)

Maryland                                        1-12222                                 68-0306514

(State or Other Jurisdiction               (Commission                            (I.R.S. Employer

of Incorporation)                               File Number)                          Identification No.)

270 Lafayette Circle

Lafayette, CA   94549

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.

Other Events and Required FD Disclosure.

On July 21, 2003, Bedford Property Investors, Inc. issued a press release to announce the offering of its Series A Cumulative Redeemable Preferred Stock.  A copy of the press release is attached to this report as Exhibit 99.13.

Item 7.

Financial Statements, Pro Form Financial Information and Exhibits.

(c)    Exhibits.

Exhibit No.

Description

99.13

Press release, dated July 21, 2003, of Bedford Property Investors, Inc.

99.14

Press release, dated July 21, 2003, of Bedford Property Investors, Inc.

Item 9.

Regulation FD Disclosure.

Bedford Property Investors, Inc. intends to furnish the following information (including Exhibit 99.14 hereto) under “Item 12.  Results of Operations and Financial Condition.”  In accordance with the interim guidance set forth in Release Nos. 33-8216 and 34-47583 issued by the Securities and Exchange Commission (the “SEC”) on March 27, 2003, however, such information is instead being furnished under “Item 9.  Regulation FD Disclosure” because the SEC has not completed the necessary programming to add Item 12 of Form 8-K to its EDGAR system.

On July 21, 2003, Bedford Property Investors, Inc. issued a press release to report its financial results for the quarter ended June 30, 2003.  A copy of this press release is attached to this report as Exhibit 99.14.  The information contained in this item and in the attached Exhibit 99.14 is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

By:

/s/ Hanh Kihara

Name:

Hanh Kihara

Title:

Senior Vice President and

Chief Financial Officer

Date:  July 21, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.13	Press release, dated July 21, 2003, of Bedford Property Investors, Inc.
99.14	Press release, dated July 21, 2003, of Bedford Property Investors, Inc.